Provisions	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Provisions
Provisions

	Restructuring	Onerous/ unfavorable contracts	Provisions related to other taxes	Contingent consideration	Other	Total
	€m	€m	€m	€m	€m	€m
Balance at December 31, 2016	59.1	80.6	24.5	10.0	19.5	193.7
Additional provision in the period	30.9	—	5.8	—	6.6	43.3
Release of provision	(0.1)	—	(12.2)	—	(1.2)	(13.5)
Transfer between categories	—	—	(2.1)	—	2.1	—
Utilization of provision	(63.6)	(3.9)	(5.8)	—	(8.4)	(81.7)
Unwinding of discounting	—	0.8	—	0.4	—	1.2
Foreign exchange	—	(2.1)	—	—	(0.1)	(2.2)
Balance at December 31, 2017	26.3	75.4	10.2	10.4	18.5	140.8
Acquired through business combinations	—	—	—	—	7.0	7.0
Additional provision in the period	4.0	—	0.3	—	4.1	8.4
Release of provision	(1.5)	—	—	(2.7)	(2.0)	(6.2)
Utilization of provision	(16.5)	(4.3)	(4.7)	(6.5)	(2.3)	(34.3)
Unwinding of discounting	—	0.8	—	0.3	—	1.1
Foreign exchange	—	(3.1)	—	—	—	(3.1)
Balance at December 31, 2018	12.3	68.8	5.8	1.5	25.3	113.7
Current						44.3
Non-current						69.4
Total						113.7

Restructuring
The €12.3 million (2017: €26.3 million) provision relates to committed plans for certain restructuring activities of exceptional nature which are due to be completed within the next 18 months. A provision of €4.0 million has been recognized in the year ended December 31, 2018 for committed expenditure arising from the integration of the Goodfella's Pizza and Aunt Bessie's businesses. The amounts have been provided based on the latest information available on the likely remaining expenditure required to complete the committed plans. €16.5 million has been utilized in the year ended December 31, 2018 which mainly relates to the closure of the production facilities in Bjuv as well as for reorganizational activities arising from the implementation of Nomad's strategic vision across the Company.
The Company has signed an agreement with Foodhills AB to sell the buildings and parts of the premises in Bjuv, Sweden. The purchase price could be up to SEK 85 million (€8.6 million), with cash received of SEK 72.25 million (€7.2 million) and the remainder held in escrow. The final settlement due in early 2019 is subject to liabilities and warranties in the framework of the transaction which are covered within the provision. Legal handover of the site was completed on March 1, 2018.
Onerous/unfavorable contracts
Of the onerous/unfavorable contracts provision, €66.9 million (2017: €72.5 million) is held in relation to a lease in Bjuv, Sweden, for a factory and cold store unrelated to the assets sold in 2018. The factory is now vacant and the Company currently anticipates the cold store will not be fully utilized by the Company or other third parties, so the lease has been identified as being onerous.
The ability for the Company to offset the unavoidable costs associated with the unutilized portion of the facility with future rental income is highly uncertain and difficult to accurately estimate. The provision has been assessed to be the best estimate of the net unavoidable costs based on the latest information available. This provision is frequently reassessed by management and may change significantly over time.
The provision is calculated using a discounted cash flow which is subject to a high level of estimation uncertainty. The most significant assumptions are the ability to sublease the facility, the Company’s own use of the facility, the discount rate and inflation. Of these, the ability to sublease the facility or a change to the Company’s usage of the facility are based on management’s best estimate and are a matter of judgment. The provision is highly sensitive to changes in these assumptions as changes can lead to either a material increase or decrease in the provision. The discount rate is based on the risk free rate in Sweden, estimated by management to be 1% (2017: 1%). The inflation rate is also assumed to be 1% (2017: 1%). A 0.5% change in either of these assumptions will increase or decrease the provision by up to 7%.
Furthermore, an independent valuation of the lease performed as part of the acquisition accounting for the November 2, 2015 acquisition of the Findus Group identified that the lease payments were in excess of market rates, deeming the contract to be unfavorable. This provision will be utilized over the duration of the lease.
The remaining provision of €1.9 million relates to a service contract covering the same warehouse facility.
Provisions relating to other taxes
The €5.8 million (2017: €10.2 million) provision relates to other taxes due to tax authorities after tax investigations within certain operating subsidiaries within the Nomad Group. €4.7 million was utilized in the year ended December 31, 2018.
Contingent consideration
As at December 31, 2018, the provision for contingent consideration comprised of €1.5 million relating to the acquisition of the Lutosa brand.
During the year ended December 31, 2018, a €0.3 million charge has been recognized relating to the unwinding of discounting on deferred consideration for the La Cocinera acquisition which occurred in Spain in April 2015. The consideration was settled in advance of its 2020 due date in December 2018, utilizing €6.5 million of the provision. The remaining provision is no longer required and so has been released. There was negligible movement on the contingent consideration provided for the Lutosa brand (under license until 2020), which was acquired in Belgium in 2014 and is payable in 2019. This payment has been presented as an investing cash flow within the Statement of Cash Flows.
Other
Other provisions include €5.0 million (2017: €5.6 million) of probable obligations in Italy, €6.6 million of contingent liabilities acquired as part of the Goodfella’s Pizza acquisition that are indemnified by the Seller’s insurance policies, €5.9 million (2017: €4.9 million) for asset retirement obligations, €1.8 million (2017: €2.7 million) professional fees in respect of the above mentioned tax investigations and other obligations from previous accounting periods.